UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 11, 2014

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Contribution Agreement

On December 11, 2014, PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy Inc. ("PBF Energy"), closed the previously announced transactions contemplated by the Contribution Agreement dated as of December 2, 2014 between the Partnership and PBF Energy Company LLC ("PBF LLC"), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC contributed to the Partnership all of the issued and outstanding limited liability company interests of Toledo Terminaling Company LLC ("TTC"), whose assets consist of a tank farm and related facilities located at PBF Energy's Toledo refinery, including a propane storage and loading facility (the "Toledo Tank Farm Assets" as defined in the Contribution Agreement), for total consideration payable to PBF LLC of $150 million, consisting of $135 million of cash and $15 million of Partnership common units, or 620,935 common units. The cash consideration was funded by the Partnership from the proceeds from the sale of $30 million in marketable securities and $105 million in borrowings under the Partnership's revolving credit facility. The Partnership borrowed an additional $30 million under its revolving credit facility to repay $30 million of its outstanding term loan in order to release the $30 million in marketable securities that had collateralized the Partnership’s term loan.

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP ("PBF GP"), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. Following the closing, PBF Energy, through its consolidated subsidiaries, as of the date of this Current Report on Form 8-K, owns 1,284,524 common units and 15,886,553 subordinated units of the Partnership, collectively representing an approximately 52.1% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on December 5, 2014 and incorporated herein by reference.

In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership or certain of its affiliates and PBF LLC or certain of its affiliates, as applicable, entered into the following material definitive agreements:

Second Amended and Restated Omnibus Agreement

On December 12, 2014, the Partnership, PBF GP, PBF Holding Company LLC ("PBF Holding"), and PBF LLC entered into the Second Amended and Restated Omnibus Agreement (the "Second A&R Omnibus Agreement") to amend and restate the Amended and Restated Omnibus Agreement dated as of September 30, 2014, by and among the same parties. The Second A&R Omnibus Agreement clarifies the reimbursements to be made by the Partnership to PBF LLC and from PBF LLC to the Partnership. The Second A&R Omnibus Agreement incorporates the Toledo Tank Farm Assets into its provisions and increases the annual administrative fee to be paid by the Partnership to PBF Energy from $2.5 million to $2.7 million.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Second A&R Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Operation and Management Services and Secondment Agreement

On December 12, 2014, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, TTC, Toledo Refining Company LLC, the Partnership and PBF GP entered into the Second Amended and Restated Operation and Management Services and Secondment Agreement (the "Second A&R Services Agreement") to govern the provision of seconded employees to or from PBF Holding, the Partnership and its affiliates as applicable. The Second A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by such seconded employees to allow the Partnership to perform its obligations under its commercial agreements. The Second A&R Services Agreement incorporates the Toledo Tank Farm Assets into its provisions and increases the annual fee to be paid by the Partnership from $0.8 million to $4.4 million. All fees to be paid pursuant to the Second A&R Services Agreement are indexed for inflation.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Second A&R Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Storage and Terminaling Services Agreement

On December 12, 2014, PBF Holding and TTC entered into a ten-year storage and terminaling services agreement (the “Toledo Tank Farm Storage and Terminaling Agreement”) under which the Partnership, through TTC, will provide storage and terminaling services to PBF Holding. The Toledo Tank Farm Storage and Terminaling Agreement can be extended by PBF Holding for two additional five-year periods. Under the Toledo Tank Farm Storage and Terminaling Agreement, the Partnership will provide PBF Holding with storage and throughput services in return for storage and throughput fees.
The storage services require the Partnership to accept, redeliver and store all products tendered by PBF Holding in the tanks and load products at the storage facility on behalf of PBF Holding up to the effective operating capacity of each tank, the loading capacity of the products rack and the overall capacity of the Toledo Tank Farm Assets. PBF Holding will pay a fee of $0.50 per barrel of shell capacity dedicated to PBF Holding under the Toledo Tank Farm Storage and Terminaling Agreement.
The minimum throughput commitment for the propane storage and loading facility will be 4,400 barrels per day (“bpd”) for a fee equal to $2.52 per barrel of product loaded up to the minimum throughput commitment and in excess of the minimum throughput commitment. If PBF Holding does not throughput the aggregate amounts equal to the minimum throughput commitment described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the fee of $2.52 per barrel.
The Partnership is required to maintain the Toledo Tank Farm Assets in a condition and with a capacity sufficient to store and handle a volume of PBF Holding's products at least equal to the current operating capacity for the storage facility as a whole subject to interruptions for routine repairs and maintenance and force majeure events. Failure to meet such obligations may result in a reduction of fees payable under the Toledo Tank Farm Storage and Terminaling Agreement.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Toledo Tank Farm Storage and Terminaling Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Assignment and Amendment of Amended and Restated Toledo Truck Unloading and Terminaling Agreement

On December 12, 2014, PBF Holding, the Partnership and TTC entered into the Assignment and Amendment of Amended and Restated Toledo Truck Unloading and Terminaling Agreement (the "A&A Toledo Terminaling Agreement") to assign the Partnership's rights and obligations thereunder to TTC. TTC will be obligated to perform such services for PBF Holding effective December 12, 2014. No other material terms of the original agreement were amended pursuant to the A&A Toledo Terminaling Agreement.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the A&A Toledo Terminaling Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.     Completion of Acquisition or Disposition of Assets
The description in Item 1.01 above of the completion of the transactions set forth in the Contribution Agreement and the information set forth under Item 3.02 is incorporated in this item 2.01 by reference.

Item 3.02.    Unregistered Sales of Equity Securities
The description in Item 1.01 above of the issuance of common units by the Partnership, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The Partnership will file the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The Partnership will file the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.
10.1	Second Amended and Restated Omnibus Agreement dated as of December 12, 2014 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Second Amended and Restated Operation and Management Services and Secondment Agreement dated as of December 12, 2014 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC and Toledo Terminaling Company LLC

10.3	Storage and Terminaling Services Agreement dated as of December 12, 2014 among PBF Holding Company LLC and Toledo Terminaling Company LLC
10.4
Assignment and Amendment of Amended and Restated Toledo Truck Unloading & Terminaling Agreement dated as of December 12, 2014 by and between PBF Holding Company LLC, PBF Logistics LP and Toledo Terminaling Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2014

PBF Logistics LP
By:	PBF Logistics GP LLC, its general partner

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Omnibus Agreement dated as of December 12, 2014 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Second Amended and Restated Operation and Management Services and Secondment Agreement dated as of December 12, 2014 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC and Toledo Terminaling Company LLC

10.3	Storage and Terminaling Services Agreement dated as of December 12, 2014 among PBF Holding Company LLC and Toledo Terminaling Company LLC
10.4
Assignment and Amendment of Amended and Restated Toledo Truck Unloading & Terminaling Agreement dated as of December 12, 2014 by and between PBF Holding Company LLC, PBF Logistics LP and Toledo Terminaling Company LLC